OLD MUTUAL FUNDS II

Old Mutual Advantage Growth Fund
Old Mutual Discover Value Fund

Supplement Dated June 24, 2009

This Supplement updates certain information contained in the currently effective Class Z and Institutional Class Prospectus and the Class A, Class C, Class Z, and Institutional Class Statement of Additional Information of Old Mutual Funds II (the “Trust”), each dated December 9, 2008, as supplemented.  You should retain your Prospectus and any Supplements for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

On June 24, 2009, the Board of Trustees of the Trust approved a Plan of Liquidation and Dissolution (the “Liquidation”), which will take effect July 15, 2009 (the “Effective Date”), pursuant to which the assets of the Old Mutual Advantage Growth Fund and the Old Mutual Discover Value Fund (the “Liquidating Funds”) will be liquidated, known liabilities satisfied, and remaining proceeds distributed to shareholders.  As of the Effective Date, each Liquidating Fund will begin liquidating its portfolio assets and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Liquidating Fund may lawfully hold or invest.  As a result, the Liquidating Funds will not be pursuing their investment objectives after the Effective Date.

Effective upon the close of the New York Stock Exchange on July 2, 2009, the Liquidating Funds will no longer accept investments from new investors or accounts of record with a $0 balance.

The Liquidation is expected to be finalized on or around August 17, 2009 (the “Liquidation Date”).  On or before the Liquidation Date, each Liquidating Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the Liquidating Fund, in complete redemption and cancellation of the Liquidating Fund’s shares held by the shareholder, and thereafter the Liquidating Funds will be dissolved.

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Distributor: Old Mutual Investment Partners
R-09-518  06/2009